Exhibit 10.1

AMENDMENT TO OFFER LETTER

This Amendment (this “Amendment”), dated May 14, 2025, amends that certain Offer Letter (the “Offer Letter”) dated as of [●], by and between Foot Locker, Inc., a New York corporation (the “Company”), and [●] (the “Executive”). Capitalized terms used but not defined herein shall have the meanings set forth in the Offer Letter.

WHEREAS, the Company desires to amend the Offer Letter to reflect a change in the restrictive covenants applicable to the Executive, including their continued application from and after a Change in Control of the Company, in recognition and consideration of the substantial protections and potential compensation and benefits to which the Executive could become entitled in connection with a Change in Control, including under the Offer Letter, the Company’s Executive Severance Policy and the equity award agreements to which the Executive is a party (the “Change in Control Protections”); and

WHEREAS, in consideration of the Change in Control Protections and recognition of the Executive’s position at the Company, the Executive desires to continue to be employed by the Company on such amended terms and conditions.

NOW, THEREFORE, in consideration of the mutual promises, covenants, and agreements contained herein, the sufficiency of which is acknowledged by the parties hereto, the Company and the Executive hereby agree as follows:

1.    As of the date of this Amendment, paragraph [4] of Exhibit A to the Offer Letter is hereby amended to add the following subparagraph I immediately after subparagraph H of paragraph [4]:

“I. Notwithstanding anything to the contrary set forth herein or in any other agreement to which the Executive and the Company are party, including any equity award agreement between the Company and the Executive, (a) the restrictive covenants applicable to the Executive under this Offer Letter and any such equity award agreement shall be the “Restrictive Covenants” set forth in Sections 10.1 through 10.6 of that certain Performance Stock Unit Award Agreement (the “Award Agreement”) governing the Performance Stock Units (TSR and Internal Metrics) granted to the Executive on March 24, 2025, and (b) Section 10 of the Award Agreement is hereby amended to provide that “Non-Competition Period” shall mean (i) the period during which the Executive is employed by the Control Group and (ii) the one-year period commencing on the date the Executive’s employment with the Control Group terminates for any reason, either prior to, on or following a Change in Control. For purposes of the application of such restrictive covenants under this Offer Letter and any equity award agreements, the restrictive covenants as set forth in this Amendment shall be deemed a part of any such agreement, with the defined terms used in the Award Agreement to be modified or interpreted as necessary to reflect the intent and purposes of this Amendment. For the avoidance of doubt, the restrictive covenants referred to in Section 2.6 of the Company’s Executive Severance Policy shall include the restrictive covenants addressed in this Amendment."

2.    Except as otherwise expressly provided herein, all of the terms and provisions of the Offer Letter shall remain in full force and effect and this Amendment shall not amend or modify any other rights, powers, duties, or obligations of any party to the Offer Letter. On or after the date of this Amendment, each reference in the Offer Letter to “this offer letter” or words of like import referring to the Offer Letter shall mean and be a reference to the Offer Letter as amended by this Amendment, and this Amendment shall be deemed to be a part of the Offer Letter.

3.    This Amendment contains the entire agreement between the parties hereto with respect to the restrictive covenants addressed herein. If the Executive is party to any other agreement with the Company that provides for the lapse of a restrictive covenant in connection with a Change in Control (or any similar term), such agreement shall be amended by this Amendment such that the applicable restricted period set forth therein shall be the Non-Competition Period.

4.    The Company and the Executive may execute this Amendment in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart’s signature page of this Amendment by facsimile, email in portable document format (.pdf), through DocuSign, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document has the same effect as delivery of an executed original of this Amendment.

5.    This Amendment shall inure to the benefit of and be binding upon the Company and its successors and assigns. As used in this Amendment, “Company” and “Control Group” shall include any successors thereto, whether by operation of law or otherwise.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Executive hereto have executed this Amendment on the date first above written.

FOOT LOCKER, INC.

_____________________

By:      [NAME]

        [TITLE]

[EXECUTIVE]

___________________

[NAME]

[Signature Page to Amendment to Offer Letter]